                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  February 4, 1999


                       Park Place Entertainment Corporation
                       ------------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-14573                   88-0400631
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)



                         3930 Howard Hughes Parkway
                          Las Vegas, Nevada 89109
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (702) 699-5000
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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ITEM 5.   OTHER EVENTS

      On February 4, 1999, the Registrant announced its earnings for its fourth fiscal quarter and the fiscal year ended December 31, 1998. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          7(c) Exhibits
               --------
                 99 Press Release of Park Placement Entertainment Corporation, dated February 4, 1999.




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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

Dated:  February 4, 1998       By:  /s/     SCOTT A. LAPORTA
                                   -------------------------------------------
                                   Name:   Scott A. LaPorta
                                   Title:  Executive Vice President and
                                           Chief Financial Officer


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